SIXTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS SIXTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (*"Amendment"*) is made as of September 14th, 2007, by and between **LASALLE BANK NATIONAL ASSOCIATION** (*"Lender"*), a national banking association, whose address is 135 South LaSalle Street, Chicago, Illinois 60603-4105 and **ISI DETENTION CONRACTING GROUP, INC.**, a Delaware corporation (*the "Borrower"*).

RECITALS

A. Borrower and Lender entered into that certain Loan and Security Agreement, dated October 21, 2004, as amended pursuant to that First Amendment to Loan and Security Agreement, dated as of February 21, 2005, the Second Amendment to Loan and Security Agreement dated November 1, 2006, the Third Amendment to Loan and Security Agreement dated as of June 19, 2006, the Fourth Amendment to Loan and Security Agreement, dated December 19, 2006, and the Fifth Amendment to Loan and Security Agreement, dated July 31, 2007 (collectively *"Agreement'*); and

B. Borrower executed and delivered to Lender a Revolving Note dated October 21, 2006, as amended in the First Amendment to Revolving Note, dated December 19, 2006 (*the "Revolving Note"*) to evidence amounts loaned to Borrower pursuant to the Agreement. The maturity date of the Revolving Note is October 21, 2008 (*"Maturity Date"*); and

C. On October 21, 2004, **DETENTION CONTRACTING GROUP, LTD.**, a Texas limited partnership ("DCG"), **ISI DETENTION CONTRACTING GROUP, INC.**, a Texas corporation ("ISI Texas"), **ISI DETENTION CONTRACTING GROUP, INC.**, a California corporation ("ISI California"), **ISI DETENTION CONTRACTING GROUP, INC.**, a New Mexico corporation ("ISI New Mexico"), **ISI DETENTION SYSTEMS, INC.**, a Texas corporation ("ISI Detention Systems"), **ISI SYSTEMS, LTD.**, a Texas limited partnership ("ISI Systems"), **METROPLEX CONTROL SYSTEMS, INC.**, a Texas corporation ("MCS"), **ISI CONTROLS, LTD.**, a Texas limited partnership ("ISI Controls"), **METROPLEX COMMERCIAL FIRE AND SECURITY ALARMS, INC.**, a Texas corporation ("MCFSA Inc."), **MCFSA, LTD.**, a Texas limited partnership ("MCFSA Ltd.") (collectively defined *the "Guarantors"*) executed a Continuing Unconditional Guaranty (*the "Guaranty")* pursuant to which they, among other things, guaranteed the repayment of all of the indebtedness of Borrower to Lender.

D. Borrower desires to obtain an extension of the Maturity Date.

NOW, THEREFORE, in consideration of the above and the promises set forth herein, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged. Borrower and Lender agree as follows:

ARTICLE 1.
DEFINITIONS

Section 1.1 Capitalized Terms used herein, but not specifically defined or amended herein, shall have the meaning assigned to them in the Agreement.

ARTICLE 2.
WARRANTIES AND REPRESENTATIONS

Section 2.1 Borrower hereby certifies, represents and warrants to Lender that all certifications, representations and warranties made by Borrower to Lender in or in connection with the Agreement were true in all material respects as of the date of the Agreement and are true in all material respects on and as of the date hereof as if made on and as of the date hereof.

ARTICLE 3.
AMENDMENTS AND AGREEMENTS

Section 3.1 Article 10 of the Agreement is hereby amended and restated in its entirety as follows:

> **"ARTICLE 10.**
> **RENEWAL TERM**
>
> The Renewal Term shall expire on December 31, 2009 (*"Maturity Date"*). Lender shall have no obligation to make any additional Loans on or after the Maturity Date. If not sooner paid, Borrower shall pay all Revolving Loans, interest accrued thereon, all unused fees, and other amounts due under the Loan Documents on the Maturity Date."

ARTICLE 4.
CONDITIONS PRECEDENT

This Amendment shall be subject to the satisfaction of each of the following conditions precedent:

Section 4.1 Borrower shall have executed this Amendment, an amendment to the Revolving Note and any other documents requested by Lender.

Section 4.2 Borrower shall have reimbursed Lender for all reasonable costs and expenses, including, without limitation, legal expenses and reasonable attorneys fees incurred in connection with the documentation and consummation of this Amendment.

Section 4.3 Blair shall have confirmed for Lender an amendment to the Subordination Agreement in a form approved by Lender that (i) it consents to the extension of the Maturity Date, and (ii) that the maturity date of the subordinated debt is not earlier than the

Maturity Date and/or that Blair may not enforce its subordinated debt on or before the repayment of the Loans.

Section 4.4 Blair and Greenwing shall have consented to this Amendment in the form of Consent attached hereto as Exhibit A.

ARTICLE 5.
CONSENT OF GUARANTORS

Section 5.1 In consideration of the transactions consented to hereby, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantors hereby:

(a) consent to the amendments to the Agreement set forth above in and contemplated by this Amendment;

(b) consent to any and all prior extensions, amendments and renewals of the Loan and the documents governing, evidencing and securing the Loan;

(c) agree that the Guaranties and all obligations of the Guarantors thereunder remain in full force and effect, notwithstanding the modifications described above.

MISCELLANEOUS
ARTICLE 6

Section 6.1 This Amendment shall be binding upon and inure to the benefit of the successors and assigns of Borrower, Guarantors and Lender.

Section 6.2 Except as expressly amended hereby, the Agreement and the Other Agreements shall remain in full force and effect. All agreements, instruments and documents, other than this Amendment, including, without limitation, guaranties, mortgages, trust deeds, pledges, powers of attorney, consents, assignments, contracts, notices, security agreements, leases, financing statements, and all other writings heretofore, now or from time to time hereafter executed by or on behalf of Borrower or any other Obligor (as defined in the Agreement) and delivered to Lender or to any parent, affiliate or subsidiary of Lender in connection with the Liabilities (as defined in the Agreement) or the transactions contemplated hereby, as each of the same may be amended, modified or supplemented from time to time (collectively, *the "Loan Documents"*) and all rights and powers created thereby and hereunder or under such Loan Documents, are in all respects ratified and confirmed. From and after the date hereof, the Agreement shall be deemed to be amended and modified as herein provided but, except as so amended and modified, the Agreement shall continue in full force and effect and the Agreement and this Amendment shall be read, taken and construed as one and the same instrument. On and after the date hereof, the term "Agreement" as used in the Agreement and all other references to the Agreement therein, in any other instrument, document or writing executed by Borrower furnished to Lender by Borrower in connection therewith or herewith shall mean the Agreement, as amended by this Amendment.

Section 6.3 This Amendment and all other documents required hereunder to be executed by Borrower and Guarantors and delivered to Lender have been duly authorized, executed and delivered on Borrower's and Guarantors' behalf pursuant to all requisite corporate authority and this Amendment and each of the other documents required hereunder to be executed and delivered by Borrower and Guarantors to Lender constitute the legal, valid and binding obligations of Borrower and Guarantors enforceable in accordance with their terms, except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditor's rights.

Section 6.4 Borrower hereby acknowledges and agrees that Borrower has no defense, offset or counterclaim to the payment of principal, interest, fees or other liabilities owing under the Agreement and hereby waives and relinquishes any such defense, offset or counterclaim. Borrower and Guarantors do hereby unconditionally and forever release and discharge, for themselves, their heirs, administrators, executors, personal representatives, successors and assigns, and all persons claiming by, through or under them, the Lender, its affiliates, all its past and present employees, officers, directors, agents and its successors and assigns from any and all claims, demands, obligations, actions, liabilities, losses, costs, expenses and damages of every kind and nature whatsoever, including without limitation attorneys' fees, in law or in equity, whether known or unknown, that the undersigned or any other person acting by, through or under them may now have, or claim at any future time to have, based in whole or in part upon any act or omission to the date herein, without regard to present, actual knowledge of acts or omissions, arising from or based upon or in any way related to the Loans or the making or administration of the Loans.

Section 6.5 This Amendment may be signed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

Section 6.6 Except as otherwise specified herein, this Amendment embodies the entire agreement and understanding between Lender and Borrower and Guarantors with respect to the subject matter hereof and supersedes all prior agreements, consents and understandings relating to such subject matter.

Section 6.7 The headings in this Amendment have been inserted for convenience only and shall be given no substantive meaning or significance in construing the terms of this Amendment.

Section 6.8 The recitals set forth at the beginning of this Amendment are true in all material respects and constitute an integral part of this Amendment.

Section 6.9 This Amendment shall be governed and controlled by the laws of the State of Illinois.

[SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year specified in the beginning hereof.

"Borrower"

ISI DETENTION CONTRACTING GROUP, INC.,
a Delaware corporation

By:____________________
Name: Sam Youngblood
Title: CEO

"Guarantors"

DETENTION CONTRACTING GROUP, LTD.,
a Texas limited partnership

By: ISI DETENTION CONTRACTING GROUP, INC.,
a Texas corporation, its general partner

By:____________________
Name: Sam Youngblood
Title: CEO

ISI DETENTION CONTRACTING GROUP, INC., a Texas corporation

By:____________________
Name: Sam Youngblood
Title: CEO

ISI DETENTION CONTRACTING GROUP, INC., a California corporation

By:____________________
Name: Sam Youngblood
Title: CEO

ISI DETENTION CONTRACTING GROUP, INC.,
a New Mexico corporation

By:____________________
Name: Sam Youngblood
Title: CEO

ISI DETENTION SYSTEMS, INC.,
a Texas corporation

By:____________________
Name: Sam Youngblood
Title: CEO

ISI SYSTEMS, LTD.,
a Texas limited partnership

By: ISI DETENTION SYSTEMS, INC.,
a Texas corporation, its general partner
By:____________________
Name: Sam Youngblood
Title: CEO

METROPLEX CONTROL SYSTEMS, INC.,
a Texas corporation

By:____________________
Name: Sam Youngblood
Title: CEO

ISI CONTROLS, LTD.,
a Texas limited partnership

By: ISI METROPLEX CONTROLS, INC.,
a Texas corporation, its general partner

By:____________________
Name: Sam Youngblood
Title: CEO

METROPLEX COMMERCIAL FIRE AND SECURITY ALARMS, INC.,
a Texas corporation

By:____________________
Name: Sam Youngblood
Title: CEO

MCFSA, LTD.,
a Texas limited partnership

By: METROPLEX COMMERCIAL FIRE AND SECURITY ALARMS, INC.,
a Texas corporation, its general partner

By:______________________________
Name: Sam Youngblood
Title: CEO

"Lender"

LASALLE BANK NATIONAL ASSOCIATION,
a national banking association

By:______________________________
Name:______________________________
Title:______________________________

MCFSA, LTD.,
a Texas limited partnership

By: METROPLEX COMMERCIAL FIRE AND
SECURITY ALARMS, INC.,
a Texas corporation, its general partner

By:______________________________
Name:____________________________
Title:____________________________

"Lender"

LASALLE BANK NATIONAL ASSOCIATION,
a national banking association

By: [signature]
Name: Nate Palmer
Title: EVP

EXHIBIT A

CONSENT OF SUBORDINATE LENDER

In consideration of the transactions consented to hereby, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned, ______________________________, a ______________________________ (*"Subordinate Lender")* as the holder of that certain Promissory Note, dated _____________, _______, given by ISI Detention Contracting Group, Inc. (*"Borrower"*) to Subordinate Lender, hereby agrees with and for the benefit of LaSalle Bank, National Association (*the "Bank"*) as follows:

(a) Subordinate Lender executed and delivered to Bank that certain Subordination Agreement, dated _________________, _______ (*"Subordination Agreement"*). All capitalized terms used herein shall have the same meaning assigned to such terms in the Subordination Agreement.

(b) The Bank and Borrower have agreed to modify the Senior Loan as described in that certain Sixth Amendment to Loan and Security Agreement, dated _____________, 2007 (*"Sixth Amendment"*) , between the Bank and Borrower.

(c) Subordinate Lender consents to the Sixth Amendment and agrees that the Subordination Agreement extends to and includes the Increased Availability and all terms, provisions and obligations thereunder remain in full force and effect notwithstanding the amendment to the Senior Loan.

(d) Subordinate Lender does hereby unconditionally release and discharge, for itself, its successors and assigns, and all persons claiming by, through or under it, the Bank, its affiliates, all its past and present employees, officers, directors, agents an its successors and assigns from any and all claims, demands, obligations, actions, liabilities, losses, costs, expenses and damages of every kind and nature whatsoever, including without limitation attorneys' fees, in law of in equity, whether known or unknown, that the undersigned or any other person acting by, through or under it may now have, or claim at any future time to have, based in whole or in part upon any act or omission to the date herein, without regard to present, actual knowledge of acts or omissions, arising from or based upon or in any way related to the Senior Loan made by the Bank to the Borrower, or the making or administration of the Senior Loan.

Dated: ______________________________, 20_______

"Subordinate Lender"

____

By: _________________________________
, President

"Bank"

LASALLE BANK NATIONAL ASSOCIATION

By: _________________________________
,Vice President

STATE OF Texas)
)ss.
COUNTY OF Bexar)

The foregoing instrument was acknowledged before me this 27th day of September, 2007, by Sam Youngblood as Chief Executive Officer of ISI Detention Contracting, Inc..

WITNESS my hand and official seal.
My commission expires: 5/9/2009

____
Notary Public

STATE OF _______________)
)ss.
COUNTY OF ______________)

The foregoing instrument was acknowledged before me this ___________ day of ____________, 2007, by ___________________________ as Vice President of LaSalle Bank National Association.

WITNESS my hand and official seal.
My commission expires:

____
Notary Public